Investing Activities	12 Months Ended
Dec. 31, 2013
Investments [Abstract]
Investing Activities [Text Block]
Note 5 – Investing Activities
Investing Income

	Years Ended December 31,
	2013	2012	2011
	(Millions)
Equity earnings (losses) (1)	$134	$111	$155
Income (loss) from investments (1)	28	49	7
Interest income and other	53	28	6
Total investing income	$215	$188	$168
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(1)	Items also included in Segment profit (loss). (See Note 18 – Segment Disclosures.)
Equity earnings (losses)
In December 2012, we acquired certain interests in Access Midstream Partners for approximately $2.19 billion in cash. (See Note 2 – Acquisitions, Goodwill, and Other Intangible Assets.) Equity earnings (losses) in 2013 includes $93 million of equity earnings recognized from Access Midstream Partners, offset by $63 million noncash amortization of the difference between the cost of our investment and our underlying share of the net assets of Access Midstream Partners.
Income (loss) from investments
Included in Income (loss) from investments for 2013 is a $31 million gain resulting from Access Midstream Partners’ equity issuances during 2013. These equity issuances resulted in the dilution of our limited partner interest from approximately 24 percent to 23 percent, which is accounted for as though we sold a portion of our investment.
In 2010, we sold our 50 percent interest in Accroven SRL (Accroven) to the state-owned oil company, Petróleos de Venezuela S.A. (PDVSA). Income (loss) from investments in 2012 and 2011 includes gains of $53 million and $11 million, respectively, from the sale. Payments were recognized upon receipt, as future collections were not reasonably assured.
Interest income and other
Interest income and other includes $50 million and $7 million of interest income for 2013 and 2012, respectively, associated with a receivable related to the sale of certain former Venezuela assets. (See Note 4 – Discontinued Operations). The 2013 amount reflects a current year increase in yield associated with a revision in our estimate of the cash flows expected to be received as a result of continued timely payment by the counterparty.
Additionally, Interest income and other for 2012 includes $10 million of interest related to the 2010 sale of Accroven discussed above.

Investments

	December 31,
	2013	2012
	(Millions)
Equity method:
Access Midstream Partners — 24%	$2,161	$2,187
Overland Pass Pipeline Company LLC (OPPL) — 50%	452	454
Gulfstream — 50%	333	348
Discovery Producer Services LLC (Discovery) — 60% (1)	527	350
Laurel Mountain — 51% (1)	481	444
Caiman II — 47.5%	256	67
Other	150	137
	$4,360	$3,987
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(1)
We account for these investments under the equity method due to the significant participatory rights of our partners such that we do not control or are otherwise not the primary beneficiary of the investments.

Related party transactions
We have purchases from our equity-method investees included in Product costs in the Consolidated Statement of Income of $161 million, $186 million, and $234 million for the years ended 2013, 2012, and 2011, respectively. We have $13 million and $15 million included in Accounts payable in the Consolidated Balance Sheet with our equity-method investees at December 31, 2013 and 2012, respectively.
WPZ has operating agreements with certain equity-method investees. These operating agreements typically provide for reimbursement or payment to WPZ for certain direct operational payroll and employee benefit costs, materials, supplies, and other charges and also for management services. We supplied a portion of these services, primarily those related to employees since WPZ does not have any employees, to certain equity-method investees. The total gross charges to equity-method investees for these fees included in the Consolidated Statement of Income are $67 million, $75 million and $57 million for the years ended 2013, 2012, and 2011, respectively.
Equity-method investments
We have differences between the carrying value of our equity-method investments and the underlying equity in the net assets of the investees of $1.13 billion at December 31, 2013. This difference primarily relates to our investment in Access Midstream Partners resulting from property, plant, and equipment, as well as customer-based intangible assets and goodwill. (See Note 2 – Acquisitions, Goodwill, and Other Intangible Assets.)
We generally fund our portion of significant expansion or development projects of these investees, except for Access Midstream Partners which is expected to be self-funding, through additional capital contributions. As of December 31, 2013, our proportionate share of amounts remaining to be spent for specific capital projects already in progress for Discovery, Laurel Mountain, and Caiman II totaled $244 million, $72 million, and $119 million, respectively.
We contributed $193 million and $169 million to Discovery in 2013 and 2012, respectively; $42 million, $174 million, and $137 million to Laurel Mountain in 2013, 2012 and 2011, respectively; and $192 million and $69 million, to Caiman II in 2013 and 2012, respectively.
Our equity-method investees’ organizational documents generally require distribution of available cash to equity holders on a quarterly basis. Dividends and distributions, including those presented below, received from companies accounted for by the equity method were $247 million, $173 million, and $193 million in 2013, 2012, and 2011, respectively. These transactions reduced the carrying value of our investments. These dividends and distributions primarily included:

	2013	2012	2011
	(Millions)
Access Midstream Partners	$93	$—	$—
Gulfstream	81	79	84
Discovery	12	21	40
Aux Sable Liquid Products L.P.	20	28	35
OPPL	27	28	19

Summarized Financial Position and Results of Operations of All Equity-Method Investments

	December 31,
	2013	2012
	(Millions)
Assets (liabilities):
Current assets	$689	$582
Noncurrent assets	13,621	11,571
Current liabilities	(573)	(507)
Noncurrent liabilities	(4,563)	(3,807)
Noncontrolling interest	(254)	(112)

	Years Ended December 31,
	2013	2012	2011
	(Millions)
Gross revenue	$2,406	$1,821	$1,808
Operating income	699	557	747
Net income	627	488	654